SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Current Report
Pursuant To Section 13 Or 15(D) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2008
MRV COMMUNICATIONS, INC.
(Name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of Incorporation or organization)	06-1340090 (I.R.S. Employer Identification Number)

20415 Nordhoff Street Chatsworth, Ca (Address of principal executive offices)	91311 (Zip Code)
Registrant’s telephone number, including area code: (818) 773-0900
Not Applicable
Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 — Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit 99.1

Item 3.01 —	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On August 14, 2008, registrant received an expected NASDAQ Staff Determination letter indicating that registrant is not currently in compliance with NASDAQ’s listing requirements as set forth in NASDAQ Marketplace Rule 4310(c)(14) as a consequence of registrant’s delay in filing of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2008. Registrant has determined to initiate the appeal process by requesting a hearing before the NASDAQ Listing Qualifications Panel in response to the letter. A copy of registrant’s press release of August 18, 2008 announcing receipt of the NASDAQ Staff Determination letter is attached to this report as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Registrant’s Press Release of August 18, 2008.
[Remainder of this page left blank intentionally]

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: August 18, 2008

MRV COMMUNICATIONS, INC.
By:	/s/ Noam Lotan
Noam Lotan
President and Chief Executive Officer

3